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                                                                   EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued our report dated March 7, 1997 accompanying the consolidated financial statements of HALIS, Inc. and Subsidiaries (the "Company") included in the Annual Report on Form 10-KSB for the year ended December 31, 1996 which is incorporated by reference in this Registration Statement. We also have issued
(i) our report dated March 20, 1997 accompanying the financial statements of The Compass Group, Inc. included in the Company's Current Report on Form 8-K (Amendment No. 1) dated March 28, 1997, (ii) our report dated March 5, 1997 accompanying the financial statements of Software Manufacturing Group, Inc. included in the Company's Current Report on Form 8-K (Amendment No. 1) dated April 7, 1997, (iii) our report dated April 4, 1997 accompanying the financial statements of American Benefit Administrative Services, Inc. and Third Party Administrators, Inc. included in the Company's Current Report on Form 8-K (Amendment No. 1) dated April 16, 1997, (iv) our report dated June 18, 1997 accompanying the financial statements of TG Marketing Systems, Inc. included in the Company's Current Report on Form 8-K (Amendment No. 1) dated July 16, 1997,
(v) our report dated August 29, 1997 accompanying the financial statements of Physicians Resource Network, Inc. included in the Company's Current Report on Form 8-K (Amendment No. 1) dated September 18, 1997, and (vi) our report dated September 26, 1997 accompanying the combined financial statements of PhySource Ltd. and Theodore M. Homa, M.D., S.C. included in the Company's Current Report on Form 8-K (Amendment No. 1) dated October 13, 1997 which reports are incorporated by reference in this Registration Statement. We consent to the incorporation by reference in the Registration Statement of the aforementioned reports and to the use of our name as it appears under the caption "Experts."



                                    /s/ Habif, Arogeti & Wynne, P.C.


Atlanta, Georgia
February 3, 1998